NeoMedia Technologies, Inc.

                                  Exhibit 10.50

        Lease By and Between American National Bank and Trust Company of
         Chicago and NeoMedia Technologies, Inc. Dated February 25, 1997

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                              LISLE BUSINESS CENTER
                                 LISLE, ILLINOIS


                           OFFICE/SERVICE CENTER LEASE


LANDLORD:           American National Bank and Trust Company of Chicago as
                    Trustee under Trust Agreement Dated September 6, 1985 and known as Trust No. 65453


TENANT:             NeoMedia Technologies, Inc., a Delaware corporation

PREMISES:           6,050 square feet

BUILDING:           Lisle Business Center
                    2150 Western Court
                    Lisle, Illinois
                    60532-1898

DATE OF LEASE:      February 25, 1997

GUARANTOR:          None

AGENT:              Pritchett Development Company,
                    an Illinois corporation

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                              LISLE BUSINESS CENTER
                                 LISLE, ILLINOIS
                           OFFICE/SERVICE CENTER LEASE

                                TABLE OF CONTENTS
                                -----------------

ARTICLE NO.                                                             PAGE NO.
-----------                                                             --------


     I. GRANT AND TERM .......................................................1
        1.0 Grant ............................................................1
        1.1 Term .............................................................1
        1.2 Agent ............................................................1
        1.3 Amount of Security Deposit .......................................1
        1.4 Parking Areas ....................................................1

    II. RENT .................................................................2
        2.0 Base Rent ........................................................2
        2.1 Additional Rent ..................................................2
        2.2 Payment of Rent ..................................................4
        2.3 Interest on Late Payments ........................................4

   III. USE ..................................................................4
        3.0 Purpose ..........................................................4

    IV. POSSESSION ...........................................................4
        4.0 Possession .......................................................4
        4.1 Physical Condition ...............................................5

     V. TAXES ................................................................5
        5.0 Taxes ............................................................5
        5.1 Payment by Tenant ................................................5

    VI. INSURANCE ............................................................6
        6.0 Kinds and Amounts ................................................6
        6.1 Form of Insurance ................................................7
        6.2 Fire Protection ..................................................7
        6.3 Mutual Waiver of Claims and Subrogation Rights ...................7

   VII. DAMAGE OR DESTRUCTION ................................................8
        7.0 Damage or Destruction by Fire or Casualty ........................8

  VIII. CONDEMNATION .........................................................8
        8.0 Taking of Whole ..................................................8
        8.1 Partial Taking ...................................................8

    IX. MAINTENANCE AND ALTERATIONS ..........................................8
        9.0 Landlord's Maintenance ...........................................8
        9.1 Tenant's Maintenance .............................................9
        9.2 Alterations ......................................................9

     X. ASSIGNMENT AND SUBLETTING ...........................................10
       10.0 No Assignment, Subletting or Other Transfer .....................10
       10.1 Consent Not a Release ...........................................10
       10.2 Notice to Landlord; Right to Terminate ..........................11
       10.3 Excess Rent .....................................................11
       10.4 Assumption and Attornment .......................................12

    XI. LIENS AND ENCUMBRANCES ..............................................12
       11.0 Encumbering Title ...............................................12
       11.1 Liens ...........................................................12

   XII. UTILITIES ...........................................................12

  XIII. INDEMNITY AND WAIVER ................................................13

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                               TABLE OF CONTENTS
                               -----------------

ARTICLE NO.                                                             PAGE NO.
-----------                                                             --------

       13.0 Indemnity .......................................................13
       13.1 Waiver of Certain Claims ........................................13

   XIV. RIGHTS RESERVED TO LANDLORD .........................................14
       14.0 Rights Reserved to Landlord .....................................14

    XV. EXPENSES ............................................................15
       15.0 Expenses ........................................................15
       15.1 Direct Pay Items ................................................15
       15.2 Payment by Tenant ...............................................15

   XVI. SUBORDINATION OR SUPERIORITY ........................................16
       16.0 Subordination or Superiority ....................................16

  XVII. SURRENDER ...........................................................16
       17.0 Surrender .......................................................16
       17.1 Removal of Tenant's Property ....................................17
       17.2 Holding Over ....................................................17

 XVIII. REMEDIES ............................................................17
       18.0 Defaults ........................................................17
       18.1 Remedies ........................................................18
       18.2 Remedies Cumulative .............................................19
       18.3 No Waiver .......................................................19
       18.4 Default under Other Leases ......................................19

   XIX. SECURITY DEPOSIT ....................................................20
       19.0 Security Deposit ................................................20

    XX. MISCELLANEOUS .......................................................20
       20.0  Tenant's Statement .............................................20
       20.1  Estoppel Certificates ..........................................20
       20.2  Landlord's Right to Cure .......................................21
       20.3  Amendments Must Be in Writing ..................................21
       20.4  Notices.........................................................21
       20.5  Time of Essence ................................................21
       20.6  Relationship of Parties ........................................21
       20.7  Captions .......................................................21
       20.8  Severability ...................................................21
       20.9  Law Applicable .................................................22
       20.10 Covenants Binding on Successors ................................22
       20.11 Brokerage ......................................................22
       20.12 Landlord Means Owner ...........................................22
       20.13 Lender's Requirements ..........................................22
       20.14 Industrial Revenue Bonds .......................................22
       20.15 Signs ..........................................................23
       20.16 Use of Loading Dock and Common Area ............................23
       20.17 Landlord's Expenses ............................................23
       20.18 Execution of Lease by Landlord .................................23
       20.19 Landlord Performance ...........................................23
       20.20 Mortgagee Protection ...........................................24
       20.21 Compliance with Environmental Laws .............................24
       20.22 Quiet Enjoyment ................................................25
       20.23 Exculpatory Clause .............................................25

                                  ATTACHMENTS
                                  -----------

       EXHIBIT A

       EXHIBIT B

       RIDER #1

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                              OFFICE/SERVICE CENTER

     THIS LEASE is made this 25th day of FEBRUARY 1997, by and between American National Bank and Trust Company of Chicago, not personally but solely as Trustee under a Trust Agreement dated September 6, 1985 and known as Trust No. 65453 (the "Landlord") and NEOMEDIA TECHNOLOGIES, INC., A DELAWARE CORPORATION (the "Tenant"), who hereby mutually covenant and agree as follows:

                                I. GRANT AND TERM

     1.0 GRANT.

     Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord, the premises outlined on the floor plan attached hereto as Exhibit A (the "Premises") located in a certain one-story office/service center building at 2150 Western Court, Lisle, Illinois (the "Building") which Building is situated on the Real Estate legally described below (the "Real Estate"):


     Lot 8 in Ogden Industrial Park Associates' Subdivision, being a Subdivision in the South East 1/4 of Section 4 and the North East 1/4 of Section 9, Township 38 North, Range 10, East of the Third Principal Meridian, according to the Plat thereof Recorded January 21, 1970 as Document R70-1908, in Dupage County, Illinois.

     Together With That Certain Leasehold Estate Created by the Lease Executed by Northern Illinois Gas Company, an Illinois Corporation, Lessor, and American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated September 6, 1985 and Known as Trust Number 65453, Lessee, dated January 1, 1986, and a Memorandum of Which was Recorded May 15, 1986 as Document R86-47016, which Lease Demises the Land for a Term of Years Beginning January 1, 1986 and Ending December 31, 2010, to-wit:

     That part of Northern Illinois Gas Company's 82.5 foot wide Troy Grove right-of-way lying South of the Southerly line of the East-West Tollway and North of the Northerly line of Lot 8 in Odgen Industrial Park Associates Subdivision, being a Subdivision in the Southeast Quarter of Section 4 and the Northeast Quarter of Section 9, Township 38 North, Range 10 East of the Third Principal Meridian, according to the Plat thereof recorded January 21, 1970 as Document R70-1908, in DuPage County, Illinois.


The Building, together with certain other buildings in the Ogden Industrial Park Associates Subdivision and/or land adjacent to the Ogden Industrial Park Associates Subdivision which may be constructed by Landlord or affiliates of the Landlord ("Other Buildings") (the "Building" and "Other Buildings" herein collectively called the "Complex") is now and hereinafter commonly known as Lisle Business Center.

     1.1 TERM.

     The term ("Term") of this Lease shall commence on MAY 1, 1997 (the "Commencement Date") and shall end on APRIL 30, 2000, unless sooner terminated as herein set forth.

     1.2 AGENT.

     As used in this Lease the term "Agent" shall mean the agent of Landlord (but if Landlord is an Illinois land trust, the term "Agent" shall mean the agent of the beneficiary or beneficiaries of Landlord). Until otherwise designated by notice in writing from Landlord, Agent shall be Pritchett Development Company. Tenant may rely upon any consent or approval given in writing by Agent or upon notice from Agent or from the attorneys for Agent or Landlord.

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     1.3 AMOUNT OF SECURITY DEPOSIT.

     Tenant has deposited the sum of FIVE THOUSAND FIVE HUNDRED FORTY-FIVE AND 83/100s --------------------------------------------------Dollars ($5,545.83)
("Security Deposit") in accordance with the provisions of Section 19.0 hereof.

     1.4 PARKING AREAS.

     Tenant, its employees and invitees may use, on a non-exclusive, unreserved basis, together with other occupants or tenants of the Building, all parking spaces in the parking areas, designated by Landlord which serve the Building. Landlord shall not be required to enforce any parking limitations or rules with respect to said parking spaces in parking areas serving the Building.

                                    II. RENT
     2.0 BASE RENT.

     Beginning with the Commencement Date, Tenant shall pay an annual base rent of SIXTY-SIX THOUSAND FIVE HUNDRED FIFTY AND 00/100S --------------------------- Dollars ($66,550.00) ("Base Rent") payable in equal monthly installments of FIVE THOUSAND FIVE HUNDRED FORTY-FIVE AND 83/100S ---------------------------------
Dollars ($5,545.83) ("Monthly Base Rent") for the first lease year, in advance on the Commencement Date and on the first day of each calendar month thereafter during the first lease year, and at the same rate for fractions of a month if the Commencement Date occurs on any date except the first day of a calendar month or the first lease year ends on any day except the last day of a calendar month. See Rider #1 for Base Rent and Monthly Base Rent for the balance of the Term.

     2.1 ADDITIONAL RENT.

     In addition to paying Base Rent, Tenant shall also pay as additional rent the following amounts ("Additional Rent") for each calendar year in which the Term falls:

     (a) Tenant's Pro Rata Share (as hereinafter defined) of Taxes (as defined in Section 5.0) in excess of $ZERO ("Base Taxes") in accordance with the provisions of Article V hereof.

     (b) Tenant's Pro Rata Share of Expenses (as defined in Section 15.0), excess of $ZERO ("Base Expenses") in accordance with the provisions of Article XV hereof.

     (c) Direct Pay Items (as defined in Section 15.1) in accordance with the provisions of Article XV hereof.


As used in this Lease,

          (i) the term "Tenant's Pro Rata Share" shall mean ELEVEN AND 81/100 ------------ percent (11.81%), which is the Rentable Area of the Premises divided by the Rentable Area of the Building;

          (ii) the term "Rentable Area of the Premises" shall mean usable area in the Premises plus a share of mechanical space, loading docks and other common service areas in the Building, and, if the Premises are less than an entire floor, a share of public areas (such as corridors, toilets, lobbies and electrical and telephone closets) on the floor. Rentable Area of the Premises shall be deemed to be 6.050 square feet.

         (iii) the term "Rentable Area of the Building" shall mean the gross area of the building, including but not

                                       2


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                 limited to, all tenant areas, mechanical space, loading docks and other common service areas. Rentable Area of the Building shall be deemed to be 51,244 square feet.


                                        3

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     2.2 PAYMENT OF RENT.

     Base Rent, Monthly Base Rent, Additional Rent, estimated payments on account of Additional Rent, and all other charges due from Tenant to Landlord hereunder (collectively, "Rent") shall be paid to or upon the order of 2150 WESTERN COURT LIMITED PARTNERSHIP ("Payee") at the Payee's address designated by Landlord. Landlord may change the Payee or the Payee's address by notice to Tenant of such change. All Additional Rent, estimated payments on account of Additional Rent, and and other charges payable by Tenant hereunder shall be additional rent under this Lease. All payments of Rent shall be made without deduction, set off, discount or abatement in lawful money of the United States. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this Lease. Concurrently with the execution of this Lease, Tenant shall pay Monthly Base Rent for the first full calendar month of the Term.

     2.3 INTEREST ON LATE PAYMENTS.

     Rent not paid when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at the rate of twelve percent (12%) per annum, unless a lesser rate shall be the maximum rate permissible by law, in which event said lesser rate shall be charged.


                                    III. USE

     3.0 PURPOSE.

     The Premises shall be used and occupied by Tenant only for the purpose of BUSINESS OFFICE and for no other use or purpose.

     3.1 PROHIBITED USES.

     Tenant shall not use or permit the Premises to be used in any manner which would violate any certificate of occupancy affecting the Premises, cause injury to the improvements, cause the value or usefulness of the Building or Real Estate or any part thereof to diminish, constitute a public nuisance or waste, or render the insurance on the Building void or the insurance risk more hazardous or create any

                                       4

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defense to payment, provided, however, that if Tenant's use of the Premises does make the insurance risk more hazardous then, without prejudice to any other remedy of Landlord for such breach, Tenant shall pay to Landlord, on demand, the amount by which Landlord's insurance premiums are increased as a result of such use. Tenant shall not use or occupy the Premises contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto. Further, in the event that Tenant's use of the Premises, as a storage facility or otherwise, results in unsightly conditions visible from the outside of the Premises, Tenant shall keep all window blinds serving the offending areas of the Premises closed at all times.

                                 IV. POSSESSION

     4.0 POSSESSION.

     Except as otherwise expressly provided herein (or by written instrument signed by Landlord or Agent), Landlord shall deliver possession of the Premises to Tenant on or before the Commencement Date in their condition as of the execution and delivery hereof, reasonable wear and tear excepted. If Landlord permits Tenant to occupy the Premises for conduct of its business prior to the Commencement Date, then such occupancy shall be subject to all the terms and conditions of this Lease, including payment of Rent from and after the date of Tenant's occupancy. If Landlord permits Tenant to enter upon the Premises prior to the Commencement Date solely to fit the Premises for its use, then such occupancy shall be subject to all the terms and conditions of this Lease (except payment of Base Rent, Tenant's Pro Rata Share of Expenses and Tenant's Pro Rata Share of Taxes). If Landlord shall be unable to deliver possession of the Premises on the Commencement Date for any reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected. Under such circumstances, unless the delay is the fault of Tenant, Rent and other charges hereunder shall not commence until the later of the date possession of the Premises is given or the Commencement Date. Provided, however, notwithstanding any other provision herein contained to the contrary, if the Landlord is unable to deliver possession of the Premises on the Commencement Date, Landlord shall pay to Tenant its out-of-pocket expenses, not to exceed $3,000 in the aggregate, incurred as the result of Landlord's failure to deliver possession of the Premises on the Commencement Date.

     4.1 PHYSICAL CONDITION.

     The parties agree and acknowledge that the Premises are in an unfinished condition. for Tenant's use and Tenant improvements shall be constructed in accordance with the work letter attached hereto as Rider #1. Tenant is fully familiar with the physical condition of the Premises and agrees that Landlord has made no representations of any nature in connection with the condition of the Premises or of improvements, fixtures or equipment in the Premises except as may be set forth in any workletter executed by Landlord and attached hereto. Except as specifically provided in the attached Rider #1, Tenant accepts the Premises "as is".


                                    V. TAXES

     5.0 TAXES.

     "Taxes" shall mean all taxes and assessments, general and special, water and sewer rates and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed, charged or imposed upon the Building and Real Estate or any personal property used in connection with the Building or Real Estate. Taxes shall also include all reasonable fees and costs incurred by Landlord for the purpose of contesting or protesting taxes, assessments or rates. If at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so that any new or additional tax assessment, levy, imposition, or charge, or any part thereof, shall be imposed in place or partly in place of any Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Lease, the Premises, the Building or the Real Estate, or the rent, additional rent or other income therefrom and shall be imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof, to the extent that they are so measured or based, shall be deemed to be included within the term "Taxes" for the purpose hereof, to the extent that such taxes would be payable if the Building and Real Estate were the only property of Landlord subject to such items of Taxes. There shall be excluded from Taxes all federal income taxes, federal excess profit taxes, franchise, capital stock and

                                       5

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federal or state estate or inheritance taxes of Landlord, except as provided in the foregoing sentence. In the event that: (a) the amount or type of Tenant improvements; (b) the equipment, fixtures or items brought on or affixed to the Premises; (c) any activity of Tenant in the Premises; or (d) the Tenant's date of occupancy of the Premises may be deemed by the Tax Assessor to modify or increase the tax assessment, tax rate or actual taxes imposed against the Building or Complex, then, if the Tax Assessor indicates in such a manner so that the increase or modification can be determined absolutely with respect to the Premises or, in the absence of such an indication, the Landlord may so allocate and designate the increase or modification in a manner satisfactory to Landlord, the Tenant shall be responsible for and pay, pursuant to Article 5, the amount of the increased or modified taxes due to that activity.

     5.1 PAYMENT BY TENANT.

     For each calendar year in which the Term falls, Tenant shall pay as Additional Rent an amount ("Tax Adjustment") equal to Tenant's Pro Rata Share (as defined in Section 2.1(b)(i) hereof) of Taxes for such calendar year in excess of Base Taxes.

         (a) Prior to each such calendar year or from time to time during any calendar year, Landlord may notify Tenant as to monthly installments on account of Tax Adjustment payable by Tenant based on Landlord's reasonable estimate of Taxes and Tax Adjustment (assuming a reasonable adjustment in Taxes from prior calendar year's Taxes or based on latest assessed valuation, tax rates and other components of Taxes, whichever is greater). If Landlord fails to notify Tenant of the amount of any monthly installments for a calendar year, Tenant shall pay monthly installments on account of Tax Adjustment at the rate last paid until service of Landlord's notice. The amount of such installments may be increased by Landlord during any calendar year, and Tenant shall also pay Landlord by a lump sum payment within thirty (30) days after Landlord's request, an amount sufficient to bring total payments to date on account of Taxes current, so that total payments on account of Taxes for the calendar year will approximate Landlord's estimate of Tenant's Tax Adjustment. Prior to or upon termination or expiration of this Lease or termination of Tenant's possessory rights hereunder, or if Tenant vacates or abandons the Premises, Landlord may require Tenant to pay, or may retain from the Security Deposit, amounts required, in Landlord's reasonable opinion, to pay the Tax Adjustment for the remaining calendar years of the Term or in which the Term falls.

         (b) Tax Adjustment for the first calendar year in which the Term falls (if the Commencement Date is other than January 1) and the last calendar year in which the Term falls (if the Term ends on a date other than December 31) shall be pro-rated based upon the number of days in the Term falling within the calendar year in question. Except in the case of taxes or special assessments payable in installments over more than one year, the installments of which paid during a calendar year shall be included in Taxes for such calendar year, all references to Taxes "for" a calendar year shall be deemed to refer to taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable. Notwithstanding any of the foregoing (including the definition of Pro Rata Share of Taxes), if the tax Assessor and/or other governmental official with comparable function, jurisdiction or authority determines the assessment, tax rate, or actual taxes in such a manner that the Taxes are or can be allocated to the Tenant's period of occupancy, the Tax Adjustment will be charged and will be payable based upon such Taxes as allocated to the Tenant's period of occupancy.

         (c) Following the end of each calendar year and after Landlord shall have ascertained the actual amount of Taxes, Landlord shall notify Tenant as to the amount of Taxes and Tenant's Tax Adjustment. If the Tax Adjustment exceeds total payments made by Tenant on account of Tax Adjustment for Tenant shall pay Landlord any such deficiency within thirty (30) days after Landlord's notice. If the Tax Adjustment is less than total payments made by Tenant on account of Tax Adjustment for such calendar year, then Landlord shall credit any such excess to unpaid Rent or Rent due thereafter, or shall refund such overpayment to Tenant.

         (d) Without limitation on other obligations of Tenant which survive the termination or expiration of the Term, Tenant's obligation to pay Tax Adjustment shall survive the expiration or termination of this Lease. Tenant shall pay Landlord any amounts owed on account of Tax Adjustment within thirty (30) days after notice from Landlord as to amounts owed.

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                                 VI. INSURANCE

     6.0 KINDS AND AMOUNTS.

     Tenant shall procure and maintain the following insurance policies of insurance, at its own cost and expense:

         (a) Comprehensive general liability insurance, including contractual liability under Tenant's indemnification obligations contained in this Lease, covering injury to or death of persons and damage to property in an amount of not less than $1,000,000.00 combined single limit per occurrence;

         (b) Deleted

         (c) Worker's compensation insurance in not less than statutory amounts;

         (d) Deleted

         (e) Insurance covering all contents, and Tenant's trade fixtures, machinery, equipment, furniture and furnishing in the Premises to the extent of at least ninety percent (90%) of their replacement cost under broad form standard fire and extended coverage insurance, including, without limitation, vandalism and malicious mischief and sprinkler leakage endorsements; and

         (f) Deleted

     6.1 FORM OF INSURANCE.

     Insurance to be carried by Tenant shall be in companies and in form, substance and amount (initially in amounts stated above) satisfactory from time to time to Landlord and any mortgagee of Landlord. Insurance policies described in Sections 6.0(a), (b) and (d) shall name Landlord as an additional insured and shall contain waivers of subrogation against Landlord and expressly permit waiver of claims prior to a loss as provided in Section 6.3 hereof, both such waivers to be to the extent permitted by the insurance company. The aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days, prior written notice to Landlord and any mortgagee of Landlord. The original insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage. If Landlord is an Illinois land trust the insurance referred to in subsections 6.0(a), (b) and (d) hereof shall also name as additional insureds the beneficiary or beneficiaries thereof, and their agents, including Agent.

     6.2 FIRE PROTECTION.

     Tenant shall conform with all applicable fire codes of any governmental authority, and with the rules and regulations of Landlord's fire underwriters and their fire protection engineers, including, without limitation, the installation of adequate fire extinguishers. If Landlord is providing a sprinkler monitoring system with a direct connection to the local fire department or monitoring service, then the cost thereof shall be an Expense as set forth in Article XV.

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     6.3 MUTUAL WAIVER OF CLAIMS AND SUBROGATION RIGHTS.

     Notwithstanding any other provision of this Lease to the contrary, whenever
(a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or anyone claiming by, through, or under it in connection with the Premises, and
(b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this Lease to be so insured, then the party so insured (or so required) hereby waives any claims against and releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required); provided that such waiver of claims or release of liability shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect). If the party released from liability hereunder is the Landlord, and if Landlord is an Illinois land trust, the term "Landlord", for the purpose of this
Section 6.4 only, shall include the Trustee, its agents, its beneficiary or beneficiaries and their agents, including Agent.


                           VII. DAMAGE OR DESTRUCTION

     7.0 DAMAGE OR DESTRUCTION BY FIRE OR CASUALTY.

     In the event the Premises are damaged by fire, explosion or other casualty, Landlord shall commence the repair, restoration or rebuilding thereof within sixty (60) days after such damage and shall complete such restoration, repair or rebuilding within one hundred fifty (150) days after the commencement thereof, subject to delay because of changes, deletions, or additions in construction requested by Tenant, acts of Tenant, strikes, lockouts, casualties, acts of God, war, fuel or energy shortages, material or labor shortages, governmental regulation or control or other causes beyond the control of Landlord. If the fire or casualty (not caused by any act or neglect of Tenant, its agents, employees or contractors) or the repair, restoration or rebuilding caused thereby shall render the Premises untenantable in whole or in part, Base Rent shall abate from the date when the damage occurred until the date on which the Premises are again fit for occupancy by Tenant in an amount bearing the same ratio to the total amount of Base Rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises. If such a fire, explosion or other casualty damages the Building, Landlord may, in lieu of repairing, restoring or rebuilding the same, elect to terminate this Lease by notice to Tenant within sixty (60) days after occurrence of the fire or other, casualty causing the damage. In such event, Tenant shall be obligated to pay Rent and other charges hereunder accrued to the date when the damage occurred. Notwithstanding anything to the contrary herein set forth, Landlord shall have no obligation pursuant to this Section 7.0, (a) to repair or restore any Alterations owned or made by Tenant in the Premises or to spend for any repair or restoration amounts in excess of insurance proceeds paid to Landlord which are not applied to reduce the balance of any mortgage on the Building or Real Estate, or (b) to repair or restore the Premises if the damage or destruction occurs during the last twenty-four (24) months of the Term. Notwithstanding any other provision herein contained to the contrary, if the Building is damaged so that Tenant cannot use the Premises for the purposes for which Tenant had been using it prior to such damage, Tenant may, at any time within sixty days after the occurrence of the fire or other casualty causing such damage, elect to terminate this Lease by sending written notice thereof to Landlord, and if Tenant so elects, from and after the date of such termination, Tenant shall have no further obligation or liability hereunder; provided, however, Tenant shall continue to be liable for any liabilities incurred prior thereto.


                               VIII. CONDEMNATION

     8.0 TAKING OF WHOLE.

     If the entire Building or a substantial part thereof, or any part thereof which includes all or a substantial part of the Premises, shall be taken or condemned for a public or quasi-public use or purpose by a competent authority, or if such a portion of the Premises shall be so taken that as a result thereof the balance cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, then in either of such events, the Term shall terminate upon the earlier of delivery of possession to the condemning authority or the effective date of the taking. Any award, compensation or damages (the "Award") for a partial or total taking shall be paid to and be the sole property of Landlord whether the Award shall be make as compensation for diminution of the value of the leasehold estate or the fee of the Building and Real Estate or otherwise, and Tenant hereby assigns to Landlord all of

Tenant's right, title and interest in and to any and all of the Award. Tenant shall pay Rent and other charges hereunder accruing to the date of termination.

     8.1 PARTIAL TAKING.

     If only a part of the Premises shall be so taken or condemned, but the balance of the Premises can still be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, this Lease shall not terminate and Landlord shall repair and restore the Premises and all improvements thereon, except that Landlord shall not hereby be required to expend for repair and restoration any sum in excess of the Award. Any portion of the Award which has not been expended by Landlord for such, repairing or restoration shall be retained by Landlord as Landlord's sole property. Base Rent and Tenant's Pro Rata Share shall be equitably abated following delivery of possession to the condemning authority.

                         IX. MAINTENANCE AND ALTERATIONS

     9.0 LANDLORD'S MAINTENANCE.

     (a) Landlord shall keep and maintain the roof and exterior walls of the Building the parking lot and landscaping on the Real Estate, and all roof-mounted mechanical equipment, air handler and furnace and equipment relating to the air handler and furnace used in connection with the Premises in good working order and repair. Landlord shall perform all exterior painting (at such intervals as Landlord deems appropriate) and shall remove snow accumulations, if and when deemed necessary by Landlord, from the roof and from the parking lot, and shall perform necessary maintenance, repairs and replacements on portions of the Building and Real Estate used in common by its tenants. Landlord's obligations under this Section 9.0 are subject to the provisions of Article VII of this Lease concerning damage or destruction due to fire or other casualty. Costs and expenses incurred by Landlord under this
Section 9.0(a) shall be costs and expenses includible in Expenses (as defined in Section 15.0) or Direct Pay Items (as defined in Section 15.1), except as expressly provided in Section 15.0.

     (b) If Landlord shall repair any damage to the Building and Real Estate, including, without limitation, damage to the roof, landscaping, or exterior of the Building, and to truck dock doors caused by or resulting from any act or omission or negligence of Tenant, its agents, employees, contractors, customers and invitees, and not caused by Landlord, Tenant shall pay Landlord the cost of such repair within thirty (30) days after Landlord bills Tenant therefor.

     9.1 TENANT'S MAINTENANCE.

     (a) Tenant shall keep and maintain the entire interior of the Premises and, except to the extent any of the following are maintained pursuant to a maintenance contract let by Landlord in accordance with Section 9.1(b) hereof, heating, ventilating and air conditioning systems, plumbing, fixtures, light fixtures, bulbs and tubes, and windows on the interior of the Premises clean and sanitary and in good condition and repair, carpet cleaning at least once each year, necessary interior painting, and keeping all glass (in windows, doors and skylights) clean and in good condition; as to any repairs and replacements, Tenant shall comply with the requirements of Section 9.2 hereof. Tenant shall be responsible for all custodial services and upkeep within the Premises. Tenant shall maintain the Premises in such condition so as to fully comply with all health, safety and police orders and regulations. Tenant shall promptly remove any debris left by Tenant, its employees, agents, contractors, customers or invitees in the common areas of the Building and in the parking area or other areas of the Real Estate. Notwithstanding any other provision herein contained to the contrary, at all times during the term of this Lease, Landlord shall keep and maintain a maintenance contract for the heating, ventilating and air conditioning systems of the Premises.

     (b) Landlord shall, at all times during the Term, have the authority to execute and keep in force a maintenance contract or contracts, providing for regular inspection of the heating, air conditioning and ventilating equipment, and providing for necessary repairs thereto and/or a custodial contract providing for custodial, janitorial and cleaning services. All costs and expenses incurred by landlord arising out of any maintenance, custodial or janitorial contracts other than costs and expenses allocable directly to the Premises, which costs and expenses shall be deemed Direct Pay Items (as defined in Section 15.1). shall be included in Expenses (as defined in Section 15.0 hereof).

     9.2 ALTERATIONS.

     (a) Tenant shall not create any openings in the roof or exterior walls, or make any repairs, replacements, additions, improvements or alterations (collectively, "Alterations") to the Premises without Landlord's prior written consent, which consent Landlord may, in its discretion, withhold; provided, however, that Landlord agrees not to withhold its consent unreasonably to any Alterations (i) not affecting the structure of the Building or Building systems,
(ii) not increasing the cost to Landlord of performing its obligations hereunder, (iii) not affecting any other tenant's premises, and (iv) costing less than $5,000.00. Tenant shall make all Alterations in and to the Premises required by any governmental authority or which may be made necessary by the act or neglect of Tenant, its employees, agents, contractors, invitees and licensees.

     (b) Tenant shall perform any Alterations with new materials, in a workman-like manner, strictly in accordance with plans and specifications therefor first approved in writing by Landlord and in accordance with all applicable governmental restrictions, orders, regulations, laws and ordinances and in compliance with any insurance policies or insurance underwriting requirements. At Landlord's option (exercised by notice in writing from Landlord to Tenant given within ten (10) days after Landlord receives Tenant's plans and specifications), such work shall be performed by employees of or contractors employed by Landlord, at Tenant's expense. Upon completion of any such work by or on behalf of Tenant, Tenant shall provide Landlord with such documents as Landlord may require (including, without limitation, sworn contractors statements and supporting lien waivers) evidencing payment in full for such work, and "as built" working drawings. Tenant shall, upon written notice from Landlord, immediately remove any work which does not comply with provisions of this Section 9.2(b) and restore the Premises to their condition immediately prior to performance of the work. If Tenant fails so to remove such work and restore the Premises, Landlord may, at its option, and in addition to all other rights or remedies of Landlord under this Lease, at law or in equity, enter the Premises and perform said obligation of Tenant, and Tenant shall reimburse Landlord for the cost to the Landlord thereof, immediately upon being billed therefor by Landlord. Such entry by Landlord shall not be deemed an eviction or disturbance of Tenant's use or possession of the Premises nor render Landlord liable in any manner to Tenant.

     (c) Subject to the provisions of Section 4.0 hereof, Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents, suppliers, union contractors, subcontractors and workmen (collectively, "Tenant's Contractors"), who have been approved by Landlord as hereinafter provided, to enter the Premises prior to the commencement of the Term to enable Tenant to do such things as may be required by Tenant to make the Premises ready for Tenant's occupancy. Tenant shall notify Landlord of the identity of Tenant's Contractors not less than fifteen (15) business days prior to the initial entry into the Building or the Premises by any such Tenant's Contractors, and Landlord shall have the right to approve or disapprove any of Tenant's Contractors. Tenant agrees that if such permission is granted, (i) Tenant and Tenant's Contractors and their activities in the Premises and Building will not interfere with or delay the completion of the work to be done by Landlord and will not interfere with other activities of Landlord or its mechanics or contractors or occupants of the Building or their contractors, and (ii) Landlord, its contractors, subcontractors and their agents and employees, shall have priority over Tenant and Tenant's Contractors in performing work within the Premises or Building. Landlord shall have the right to withdraw such permission upon twenty-four (24) hours, written notice to Tenant if Landlord determines that any such interference or delay has been or may be caused. Tenant agrees that any such entry into the Premises shall be at Tenant's own risk and Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of the Tenant's property or installation made in the Premises. Tenant further agrees to protect, defend, indemnify and save harmless Landlord and its beneficiaries and agents from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or Tenant's Contractors in or about the Premises or Building, including without limitation, the cost of any repairs to the Premises or Building necessitated by activities of Tenant's Contractors. In addition, prior to the initial entry into the Building or the Premises by Tenant and by each of Tenant's Contractors, Tenant shall furnish Landlord, at Tenant's sole cost, with policies of insurance covering Landlord, its beneficiaries and agents as insured parties, with such coverages and in such amounts as Landlord may then require in order to insure Landlord, its beneficiaries or agents against loss or liability for injury or death or damage to property arising out of or connected with any activities of Tenant or Tenant's Contractors.

                          X. ASSIGNMENT AND SUBLETTING

     10.0 NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER.

     Tenant shall not, either prior or subsequent to the commencement of the Term, (i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law, (iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3.0 of this Lease or by anyone other than the Tenant and Tenant's employees. Landlord has the absolute right to withhold its consent to any of the above actions, except as herein expressly provided to the contrary in Section 10.2.

     10.1 CONSENT NOT A RELEASE.

     Consent by Landlord to any assignment, subletting, use or occupancy, or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder except to the extent, if any, expressly provided for in such consent, or be deemed to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy. Tenant shall pay all of Landlord's reasonable costs, charges and expenses, including reasonable attorney's fees, incurred in connection with any assignment, transfer, lien, charge, subletting, use or occupancy made or requested by Tenant.

    10.2 NOTICE TO LANDLORD; RIGHT TO TERMINATE.

     Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty [60] days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Premises for the balance of any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture the space described in Tenant's notice and such recapture notice shall, if given, terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. In the event that Landlord exercises its aforesaid recapture rights, Tenant shall have the right to withdraw its notice, in which event this Lease shall remain in full force and effect. Tenant's notice shall state the name and address of the proposed subtenant or assignee, and a true and complete copy of the proposed sublease or assignment and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee shall be delivered to Landlord with Tenant's notice. If Tenant's notice shall cover all of the Premises, and if Landlord shall give the recapture notice, the Term of this Lease shall expire and end on the date stated in Tenant's notice as if that date had been stated in this Lease for the expiration of the Term. If, however, this Lease be terminated pursuant to the foregoing provisions with respect to less than the entire Premises, then Exhibit A shall be amended to reflect deletion of the portion of the Premises so recaptured, and the Base Rent, Tenant's Pro Rate Share and Rentable Area of the Premises shall be adjusted on the basis of the number of rentable square feet retained by Tenant (i.e., rentable square foot area of deleted portion of the Premises shall be deducted from Rentable Area of Premises, Base Rent shall be reduced by a percentage equal to the rentable square foot area of deleted portion of the Premises divided by the original Rentable Area of the Premises, and Tenant's Pro Rata Share shall be the number of rentable square feet in the Premises retained by Tenant divided by the Rentable Area of the Building); this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space to the proposed subtenant or assignee named in the notice. Landlord shall not be deemed to have unreasonably withheld its consent to a sublease of part or all of the Premises or an assignment of this Lease if its consent is withheld because: (i) Tenant is then in default hereunder; (ii) any notice of termination of this Lease or termination of Tenant's possession shall have been given under Section
18.1 hereof; (iii) the portion of the Premises which Tenant proposes to sublease, including the means of ingress and egress thereto and the proposed use thereof, and the remaining portion of the Premises will violate any city, state or federal law, ordinance or regulation; (iv) the proposed use of the Premises by the subtenant or assignee does not conform with the use set forth in
Section 3.0 hereof; (v) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of the Building, or the subtenant or assignee is not sufficiently financially responsible to perform its obligations under the proposed sublease or assignment;

     provided, however, that the foregoing are merely examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples.

     10.3 EXCESS RENT.

     If Tenant, having first obtained Landlord's consent to any sublease or assignment, or if Tenant or a trustee in bankruptcy for Tenant pursuant to the United States Bankruptcy Code, shall assign this Lease or sublet the Premises, or any part thereof, at a rental or for other consideration in excess of the Rent or prorata portion thereof due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as additional rent fifty percent (50%) of any such excess rent or other monetary consideration immediately upon receipt under any such assignment or, in the case of a sublease, (x) on the first day of each month during the term of any sublease fifty percent (50%) of the excess of all rent and other, consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this Lease for said month (or if only a portion of the Premises is being sublet, fifty percent (50%) of the excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said month which is allocable on a square footage basis to the space sublet) and (y) immediately upon receipt thereof, fifty percent (50%) of any other consideration realized by Tenant from such subletting; it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign this Lease or sublet the Premises or any part thereof at a rental less than that provided for herein.

     10.4 ASSUMPTION AND ATTORNMENT.

     If Tenant, having obtained Landlord's consent, shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant, having obtained Landlord's consent as aforesaid, shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant to the effect that the subtenant will artorn to the Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.


                           XI. LIENS AND ENCUMBRANCES

     11.0 ENCUMBERING TITLE.

     Tenant shall not do any act or suffer or permit any action to be taken which shall in any way encumber the title of Landlord in and to the Premises, the Building or Real Estate, nor shall the interest or estate of Landlord in the Premises, the Building or Real Estate be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Premises, the Building or Real Estate arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Premises, the Building and Real Estate.

     11.1 LIENS.

     Tenant shall not permit the Premises, the Building or Real Estate to become subject to any mechanics', laborers', or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of, Tenant. In case of any such lien attaching, Tenant shall immediately pay and remove same or furnish security to or indemnify Landlord in a manner satisfactory to Landlord in its discretion to protect Landlord against foreclosure, defense or any expense arising from any such lien. Except during any period in which Tenant appeals any judgment or obtains a rehearing and foreclosure of any such lien or judgment is stayed, Tenant shall immediately pay any judgment rendered against Tenant, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to pay and remove any lien, Landlord, at its election, may pay and satisfy same, and all sums so paid by Landlord, with interest from the date of payment at the rate set forth in
Section 2.4 hereof shall be deemed Additional Rent due and payable at once without notice or demand.


                                 XII. UTILITIES

     12.0 UTILITIES.

     (a) Tenant shall purchase all utility services, Including but not limited to fuel, gas and electricity, but excluding water and sewerage, from the utility or municipality providing such service, and shall pay for such services when such payments are due. Costs of water and sewer shall be includible as Expenses (as defined in Section 15.0).

     (b) Tenant shall not waste or permit the wasting of water or use water for purposes other than drinking, lavatory and toilet purposes through fixtures installed by the Landlord, or by the Tenant with Landlord's consent. Tenant shall pay Landlord for domestic water and hot water furnished or used for any other purpose, as additional rent, at rates fixed by Landlord, and, in connection therewith, Landlord may require Tenant at Tenant's cost to install a submeter to measure Tenant's water usage. Tenant shall not introduce into the sewer system any harmful or dangerous substances and will not overload the sewer system by abnormal usage.

     (c) Tenant agrees that Landlord, Agent, Landlord's beneficiaries and their agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or for a delay in furnishing any service or utility, whether the responsibility of Landlord or others, when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Real Estate after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease.

     (d) Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building. Landlord, throughout the Term of this Lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its employees, agents, licensees, invitees or contractors shall at any time tamper with, adjust or otherwise in any manner affect Landlord's mechanical installations.

                           XIII. INDEMNITY AND WAIVER

     13.0 INDEMNITY.

     Tenant will protect, indemnify and save Landlord (if Landlord is an Illinois land trust, the term "Landlord", for the purpose of this Article XIII only, shall include the Trustee, its agents, its beneficiary or beneficiaries and their agents) harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of (a) any accident, injury to or, death of persons or loss of or damage to property occurring on or about the Premises resulting from any act or omission of Tenant or anyone claiming by, through or under Tenant; (b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (c) performance of any labor, or services or the furnishing of any materials or other property in respect of the Premises or any part thereof by Tenant, its contractors, subcontractors, agents, employees, guests, invitees and the like and their successors and assigns. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant will, at Tenant's expense, by counsel approved by landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.

Except with respect to matters which result from the negligence of Tenant, its agents and employees, Landlord agrees to hold Tenant, its agents, servants and employees harmless and to indemnify each of them from and against claims and liabilities, including reasonable attorney's fees, for injuries to persons and damage to or theft or misappropriation or loss of property on the Premises arising from the negligent conduct of Landlord in the Premises or the breach of any covenant to be performed by Landlord under this lease in excess of amounts paid to Tenant or on behalf of Tenant under insurance covering such claims and liabilities.

     13.1 WAIVER OF CERTAIN CLAIMS.

     All property belonging to Tenant or any occupant of the Premises that is in or on any part of the Building or Real Estate shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof. Tenant waives all claims it may have against Landlord for business, interruption or damage or injury to property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Building or Real Estate becoming out of repair, or resulting from any accident on or about the Building or Real Estate, or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Building or Real Estate or of any other person, including Landlord to the extent permitted by law. Tenant's waiver shall include, without limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of other tenants, or occupants of any part of the Building or Real Estate or of any other person, including Landlord to the extent permitted by law, and whether such damage be caused by or result from any thing or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. Notwithstanding any of the foregoing, Tenant does not waive any claims it may have against Landlord for business interruption or damage or injury to property if caused by Landlord's gross negligence or willful misconduct.

                        XIV. RIGHTS RESERVED TO LANDLORD

     14.0 RIGHTS RESERVED TO LANDLORD.

     Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord, on behalf of itself and Agent reserves the following rights to be exercised at Landlord's election, without liability to Tenant for damage or injury to person, property or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent or affecting any of Tenant's obligations under this Lease:

         (a) To change the street address and name of the Building upon thirty
(30) days' notice;

         (b) Upon reasonable notice (no notice to Tenant is required in event of emergency) to inspect the Premises and to make repairs, additions or alterations to the Premises, the Building, the Real Estate or the parking areas, or any parts co thereof, including, without limitation, to make repairs, additions or alterations within the Premises to mechanical, electrical, and other facilities serving the Premises or other premises in the Building or other parts of the Real Estate, to relocate or change corridors or entrances in and to the Real Estate and Building, to temporarily close entrances, stairways and corridors and interrupt or temporarily suspend services or facilities;

         (c) To show the Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, and, at any time within six (6) months prior to the expiration of the Lease term, to brokers or persons wishing to rent the Premises; and to place or maintain "For Rent" or "For Sale" signs on the Real Estate and the exterior of the Building.

         (d) During the last ninety (90) days of the Lease term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for new occupancy; and

         (e) To designate and approve, prior to installation, all window shades, blinds, drapes, awnings, window ventilators and similar equipment, and all internal lighting visible from outside the Building;

         (f) To retain at all times, and to use in appropriate instances, passkeys to the Premises;

         (g) To establish and require Tenant to comply with reasonable security controls for the Building and to otherwise take such action or preventive measures for the safety or security of the Building and its occupants; and

         (h) To promulgate and establish such rules and regulations governing the use and operation of the Building, the Real Estate and the Premises as are reasonably necessary for the orderly operation thereof, and Tenant agrees, for itself, its employees, agents, clients, customers and invitees to comply with such rules and regulations.

Landlord may enter upon the Premises for any and all of said purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours unless an emergency exists, without being deemed guilty of any eviction or disturbance of Tenant's use or possession of the Premises, and without being liable in any manner to Tenant.


                                  XV. EXPENSES

     15.0 EXPENSES.

     "Expenses" shall mean all costs and expenses paid or incurred by or on behalf of Landlord for owning, operating, maintaining, managing and repairing the Building and the Real Estate and the personal property used in conjunction therewith (collectively, the "Project"), including, without limitation, the costs of heating and lighting, security and security systems, snow and ice and trash removal, painting, cleaning, landscaping and grounds maintenance, janitorial and custodial services, window and glass cleaning, repair, replacement and maintenance, repair and maintenance of roof, roof-mounted mechanical equipment, air handler, furnace, air handler and furnace equipment, pipes and conduits, exterior walls and doors, foundation, loading dock, parking lot and truck clock, fuel, water, sewer, steam, electricity, gas, insurance, including but not limited to fire, extended coverage, liability, workmen's compensation, plate glass, business interruption (rent loss) or other insurance applicable to the Project, management fees, supplies, sales and use taxes, costs of wages, salaries and fringe benefits of persons engaged in the operation, maintenance and repair of the Project, ground rent for the Northern Illinois Gas Company right of way north of Lot 8 of the Ogden Industrial Park Associates', Subdivision, and any other expense or charge which, in accordance with generally accepted accounting or management principles, would be considered as an expense of operating, maintaining and repairing the Project, except to the extent that the foregoing are Direct Pay Items and except as hereinafter provided.
Expenses shall not include costs or other items included within the meaning of the term "Taxes" as defined in this Lease, costs of capital improvements to the Building or Real Estate (except as hereinafter provided), depreciation charges, interest and principal payments on mortgages, and brokerage and leasing commissions or costs or other items included within the meaning of "Direct Pay Items", as defined in this Lease. Landlord has the right to allocate certain expenses of the Complex to the Building (to the extent that the Building benefits from such expense) and Other Buildings and include such in Expenses pursuant to this Section 15.0. Expenses shall include the cost of any capital improvement made after the date of the commencement of the Term which reduces some of the costs included within Expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at any time prior to the commencement of the Term, amortized over the life of such capital improvement (as determined in accordance with generally accepted accounting principles), together with interest on the unamortized cost of such improvement at the prevailing construction loan rate available to Landlord on the date the cost of such capital improvement was incurred.

     15.1 DIRECT PAY ITEMS.

     "Direct Pay Items" shall mean all costs and expenses paid or incurred by Landlord, which costs and expenses are directly allocable to the Premises a) for owning, operating, maintaining, managing and repairing the Premises and the personal property used in conjunction therewith, including, without limitation, repair and maintenance of roof mounted mechanical equipment, air handler and furnance equipment, the cost of janitorial and custodial service for the Premises, b) for costs and repairs directly attributable to the Premises for Tenant's use of goods or services consumed or utilized to a level in excess of that which is usually and customarily supplied by Landlord, and c) for any other expense or charge which, in accordance with generally accepted accounting or management principles, would be considered as an expense directly allocable to the operation, maintenance and repair of the Premises. Expenses and Direct Pay Items each shall not include costs listed under the other category.

     Landlord shall, at its option, either (i) cause a statement to be issued to Tenant itemizing the Direct Pay Items owing (the "Direct Pay Adjustment"); or
(ii) cause Tenant to be billed directly for Direct Pay Items by the provider of such item.

     In the event of (i) above, Tenant shall pay the Direct Pay Adjustment as Additional Rent. If Landlord so elects (ii) above and Tenant fails to pay any and all Direct Pay Items, Landlord may, but shall not be required, to pay any such amounts outstanding and include such amounts in Additional Rent.

     15.2 PAYMENT BY TENANT

     For each calendar year in which the Term falls, Tenant shall pay as Additional Rent an amount ("Expense Adjustment") equal to the sum of Tenant's Pro Rata Share (as defined in Section 2.1(b)(ii) hereof) of Expenses in excess of Base Expenses for such calendar year plus Direct Pay Items.

         (a) Prior to each such calendar year or from time to time during any calendar year, Landlord may notify Tenant as to monthly installments on account of Expense Adjustment payable by Tenant based on Landlord's reasonable estimate of Expenses for such calendar year. If Landlord fails to notify Tenant of the amount of any monthly installments for a calendar year, Tenant shall pay monthly installments on account of Expense Adjustment at the rate last paid until service of Landlord's notice. The amount of such installments may be increased by Landlord during any calendar year, and Tenant shall also pay Landlord by a lump sum payment within thirty (30) days after Landlord's request, an amount sufficient to bring total payments to date on account of Expenses current, so that total payments on account of Expenses for the calendar year will approximate Landlord's estimate of Tenant's Expense Adjustment. Prior to or upon termination or expiration of this Lease or termination of Tenant's possessory rights hereunder, or if Tenant vacates or abandons the Premises, Landlord may require Tenant to pay, or may retain from the Security Deposit, amounts required, in Landlord's reasonable opinion, to pay the Expense Adjustment for the remaining calendar years of the Term or in which the Term falls.

         (b) Expense Adjustment for the first calendar year in which the Term falls (if the Commencement Date is other than January 1) and the last calendar year in which the Term falls (if the Term ends on a date other than December 31) shall be prorated based upon the number of days in the Term falling within the calendar year in question.

         (c) Following the end of each calendar year and after Landlord shall have ascertained the actual amount of Expenses, Landlord shall notify Tenant as to the amount of Expenses and Tenant's Expense Adjustment. If the Expense Adjustment exceeds total payments made by Tenant on account of Expense Adjustment for such calendar year, then Tenant shall pay Landlord for any such deficiency within thirty (30) days after Landlord's notice. If the Expense Adjustment is less than total payments made by Tenant on account of Expense Adjustment for such calendar year, then Landlord shall credit any such excess to unpaid Rent or Rent due thereafter or shall refund such overpayment to Tenant.

         (d) Without limitation on other obligations of Tenant which survive the termination or expiration of the Term, Tenant's obligation to pay Expense Adjustment shall survive the expiration or termination of this Lease. Tenant shall pay Landlord any amounts owed on account of Expense Adjustment within thirty (30) days after notice from Landlord as to amounts owed.


                        XVI. SUBORDINATION OR SUPERIORITY

     16.0 SUBORDINATION OR SUPERIORITY.

     If the mortgagee or trustee in any first mortgage or first trust deed hereafter made shall elect to make this Lease subject and subordinate to its first mortgage or first trust deed, then all or a portion of the rights and interests of Tenant under this Lease shall be subject and subordinate to such first mortgage or first trust deed and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Any mortgagee or trustee in any first mortgage or trust deed may elect that, instead of making this Lease or permitting this Lease to be subject and subordinate to its first mortgage or first trust deed, the rights and interest of Tenant under this Lease shall have priority over the lien of its mortgage or trust deed. Tenant agrees that it will, within ten (10) days after demand in writing, execute and deliver whatever instruments may be required, either to make to Lease subject and subordinate to such mortgage or trust deed, or to give the Lease priority over the lien of the mortgage or trust deed, whichever alternative may be elected by the mortgagee or trustee. If Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact, in its name, place and stead so to do.


                                 XVII.SURRENDER        Landlord's Work is not
                                                       Alterations.

     17.0 SURRENDER.

     Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with all improvements thereon, to Landlord, in good condition and repair, reasonable wear and tear excepted. Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, and all Alterations. All Alterations, temporary or permanent, made in or upon the Leased Premises by Tenant shall become Landlord's property and shall remain upon the Leased Premises on any such termination without compensation, allowance or credit to Tenant; provided, however, that Landlord shall have the right to require Tenant to remove any Alterations and all furniture, machinery, trade fixtures and other items of movable personal property of every kind and description (collectively "Trade Fixtures") and to restore the Premises to their condition prior to the making of such Alterations or placement of Trade Fixtures, repairing any damage occasioned by such removal and restoration. Said right shall be exercised by Landlord's giving written notice thereof to Tenant on or before ten (10) days after any such termination. If Landlord requires removal of any Alterations or Trade Fixtures, and Tenant does not make such removal in accordance with this Section 17.0 at the time of such termination, or within ten (10) days after such request, whichever is later, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof or, at its election, deliver the same to any other place of business of Tenant or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand.

     17.1 REMOVAL OF TENANT'S PROPERTY.

     Upon the termination of this Lease by lapse of time, Tenant shall remove Tenant's personal property incident to Tenant's business in addition to the Trade Fixtures; provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof, ordinary wear and tear excepted. If Tenant does not remove Tenant's personal property from the Premises prior to the expiration or earlier termination of the Lease term, Landlord, may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, repair, delivery and warehousing to Landlord on demand, or Landlord may treat such personal property as having been conveyed to Landlord with this Lease as a bill of sale, without further payment or credit by Landlord to Tenant.

     17.2 HOLDING OVER.

     Tenant shall have no right to occupy the Premises or any portion thereof after the expiration of the Lease or after termination of the Lease or of Tenant's right to possession pursuant to Section 18.0 hereof. In the event Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Leased Premises, and for damages. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Leased Premises after expiration of the Lease or after termination of the Lease or Tenant's right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent and other charges payable by Tenant hereunder immediately prior to the expiration or other termination of the Lease or of Tenant's right to possession. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over.


                                XVIII. REMEDIES

     18.0 DEFAULTS

     Tenant agrees that any one or more of the following events shall be considered events of default as said term is used herein:

         (a) Tenant shall fail to pay any Rent or other charges within five (5) days after the due date; or

         (b) Tenant shall fail to keep, observe or perform any of the other covenants or agreements herein contained to be kept, observed and performed by Tenant, and such failure shall continue for thirty (30) days after notice thereof in writing to Tenant; or

         (c) Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

         (d) Tenant shall file or admit the jurisdiction of the court and material allegations contained in any petition in bankruptcy or any petition pursuant to or purporting to be pursuant to the federal bankruptcy laws as now or hereafter amended, or Tenant shall institute any proceeding or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief or debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

         (e) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

         (f) The Premises or Tenant's leasehold interest therein are levied upon under execution or attached by legal process, or a lien is filed in respect of the Premises or leasehold interest which is not released or discharged within ten (10) days after the date of filing, except as provided in Section 11 hereof; or

         (g) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

         (h) Tenant shall vacate or abandon the Premises during the Term or fail to take possession of the Premises within thirty (30) days after the Premises are available for occupancy (the transfer of a substantial part of the operations, business and personnel of the Tenant previously located at the Premises to another location without replacement of same with other operations permitted by the terms of this Lease, being deemed, without limiting the meaning of the term "vacates or abandons," to be a vacation or abandonment within the meaning of this subsection (h)), whether or not Tenant thereafter continues to pay Rent under this Lease; or

         (i) Tenant shall repeatedly be late in the payment of rent or other charges required to be paid hereunder or shall repeatedly fail to keep, observe, or perform any other covenents or agreements herein contained to be kept, observed or performed by Tenant (provided notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given); or

         (j) Tenant fails to comply with the provisions of Article X concerning assignment, subletting and other transfer; or

         (k) The existence of any event of default defined or provided for else-where in this Lease.

     18.1 REMEDIES.

     Upon the occurrence of any one or more of such events of default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease. Upon termination of the Lease, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession thereof to Landlord, and hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except as hereinabove expressly provided for), to enter into and upon the Premises in such event with or without process of law and to repossess the Premises as Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

         (a) Upon termination of the Lease, Landlord shall be entitled to recover as damages all Rent and other sums due and payable by Tenant on the date of termination, plus (1) an amount equal to the difference of (y) the value of the rent and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less (z) the fair rental value of the Premises for the residue of the stated term (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described relating to recovery of the Premises, preparation for reletting and for reletting itself), provided however that in no event shall the aforesaid difference be less than zero, and (2) the cost of performing any other covenants to be performed by Tenant.

     (b) If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full term or from any other of its obligations under this Lease. Landlord may, but shall be under no obligation so to do, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Lease term, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions), to satisfy the Rent and other charges herein provided to be paid for the remainder of the Term, Tenant shall pay to Landlord on demand any deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time. If the Premises are relet and the sum realized from such reletting after paying all of the expenses set forth in the prior sublease, including attorney's fees and brokerage commissions is equal to or greater than the Rent and other charges herein provided to be paid for the remainder of the Term, Tenant shall not be obligated to pay to Landlord any further Rent in excess of the loss incurred by Landlord.

     18.2 REMEDIES CUMULATIVE.

     No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

     18.3 NO WAIVER.

     No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of rent or other charges hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

     18.4 DEFAULT UNDER OTHER LEASES.

     A default in this Lease, or in any other lease made by Tenant for any premises in the Building shall, at the option of the Landlord, be deemed a default under this Lease, the other lease or both leases.

                              XIX. SECURITY DEPOSIT

     19.0 SECURITY DEPOSIT.

     To secure the faithful performance by Tenant of all the covenants, conditions and agreements in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed, including, but without limiting the generality of the foregoing, such covenants, conditions and agreements in this Lease which become applicable upon the expiration or termination of the same or upon termination of Tenant's right to possession pursuant to Section 18.1 of the Lease, Tenant has deposited the Security Deposit with Agent on the understanding: (a) that the Security Deposit or any portion thereof not previously applied, or from time to time such other portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which the Landlord may have on account thereof, and upon such application Tenant shall pay Agent on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) that should the Premises be conveyed by Landlord or should Agent cease to be the agent of the beneficiary or beneficiaries of Landlord, the Security Deposit or any portion thereof not previously applied may be turned over to Landlord's grantee or the new agent, as the case may be, and if the same be turned over as aforesaid, the Tenant hereby releases Landlord and Agent from any and all liability with respect to the Security Deposit and its application or return, and the Tenant agrees to look to such grantee or agent, as the case may be, for such application or return; (c) that Agent shall have no personal liability with respect to said sum and Tenant shall look exclusively to Landlord or its successors pursuant to subsection (b) hereof for return of said sum on the expiration of this Lease; (d) that neither Landlord nor Agent nor their successors shall be obligated to hold said Security Deposit as a separate fund, but on the contrary may commingle the same with other funds; (e) that if Tenant shall faithfully fulfill, keep, perform and observe all of the covenants, conditions, and agreements in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, performed and observed, the sum deposited or the part or portion thereof not previously applied shall be returned to the Tenant without interest no later than thirty
(30) days after the expiration of the term of this Lease or any renewal or extension thereof, provided Tenant has vacated the Premises and, surrendered possession thereof to the Landlord at the expiration of said term or any extension or renewal thereof as provided herein; (f) in the event that Landlord terminates the Lease or Tenant's right to possession pursuant to Section 18.1 of this Lease, either Landlord or Agent may apply the Security Deposit against all damages suffered to the date of such termination and may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Tenant's default; and (g) in the event any bankruptcy, insolvency, reorganization or other credit-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any rents and other charges due Landlord for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Landlord in partial liquidation of Landlord's damages. Notwithstanding any other provision herein contained to the contrary, it is specifically agreed between Landlord and Tenant that Landlord will pay to Tenant interest on its Security Deposit at the rate of 7% per annum, with such interest being paid within thirty days of the end of each year of the term of this Lease, with the last such payment being made no later than thirty days after the expiration of the term of this Lease.

                               XX. MISCELLANEOUS

     20.0 TENANT'S STATEMENT.

     Tenant shall furnish to Landlord, within thirty (30) days after written request therefor from Landlord, a copy of Tenant's then most recent audited and certified financial statements; provided, however, that if Tenant does not ordinarily have audited and certified financial statements prepared, the foregoing obligation shall be satisfied by the delivery of its most recent financial statements, certified as true and correct by a duly authorized officer, general partner or owner of Tenant. Tenant agrees that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord, or any prospective purchaser of the Building or Real Estate.

     20.1 ESTOPPEL CERTIFICATES.

     Tenant shall, at any time and from time to time upon not less than ten (10) days' prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord or Landlord's mortgagee, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that Landlord is not in default hereunder, the date to which the rental and other charges have been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee of the Premises, Building or Real Estate and their respective successors and assigns.

     20.2 LANDLORD'S RIGHT TO CURE.

     Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of said attorneys, fees) at the same rate as for late payments set forth in Section 2.4, from the date of the advance to the date of repayment by Tenant to Landlord.

     20.3 AMENDMENTS MUST BE IN WRITING.

     None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument, duly signed and delivered by the other party.

     20.4 NOTICES.

     All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at the Premises or at such other address as tenant may theretofore have designated by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been given if personally delivered or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at the address provided hereinbelow, or at such other address or to such other agent as Landlord or Agent may theretofore have designated by written notice to Tenant. The effective date of any such mailed notice shall be two (2) days after deposit of the same in a United States Postal Service receptacle:


                   PRITCHETT REALTY CORPORATION
                   903 COMMERCE DRIVE - SUITE 350
                   OAK BROOK, ILLINOIS 60521
                   Attention: Michael F. Prichett, President

     20.5 TIME OF ESSENCE.

     Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

     20.6 RELATIONSHIP OF PARTIES.

     Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by the parties hereto, it being understood and agreed that no provision in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

     20.7 CAPTIONS.

     The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     20.8 Severability.

     If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     20.9 LAW APPLICABLE.

     This Lease shall be construed and enforced in accordance with the laws of the state where the Premises are located.

     20.10 COVENANTS BINDING ON SUCCESSORS.

     All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     20.11 BROKERAGE.

     Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than Suburban Real Estate Services and CB Commercial (whose commission, if any, Landlord covenants and agrees to pay in accordance with a separate agreement, if any, between Landlord and Landlord's broker). Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any broker, agent or finder other than the brokers named in this Section 20.11 with respect to this Lease or the negotiation thereof.

     20.12 LANDLORD MEANS OWNER.

     The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Building, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in the Lease thereafter to be performed.

     20.13 LENDER'S REQIREMENTS.

     If any mortgagee or prospective lender of Landlord should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in any manner (other than the size or location of the Premises, the Term, the purpose set forth in
Section 3.0 or the Rent or in any other regard as will substantially or materially affect the rights of Tenant under this Lease), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by an agreement ("Lease Supplement") embodying such amendments and supplements. Tenant shall, within thirty (30) days after the effective date of Landord's notice, execute the tendered Lease Supplement. If Tenant reasonably believes that the amendments or supplements fall within the categories set forth in the clause in parenthesis in the first sentence, then Tenant shall deliver to Landlord a written statement of its reason or reasons for refusing to execute the Lease Supplement. Failure of Tenant to respond or execute the Lease Supplement within said thirty (30) day period shall be an event of default under under this Lease without further notice and opportunity to cure such default.

     20.14 INDUSTRIAL REVENUE BONDS.

     Tenant acknowledges that Landlord may use Industrial Revenue Bond financing in connection with the Building and Tenant covenants and agrees to furnish such documentation with regard to Tenant's operations as may reasonably be requested by bond counsel relating thereto.

     20.15 SIGNS.

     Tenant shall not install any signs on the exterior of the Premises or Building without Landlord's prior written approval of detailed plans and specifications therefor. If Landlord has a standard form of identity sign or directory for tenants in the Building, and if Tenant desires to have an identity sign on the exterior of the Premises or directory of the Building, Tenant shall advise Landlord of the name it desires to have on its sign or on the directory. Landlord shall install any such sign showing such name, which shall be the standard sign used by Landlord for tenants in the Building. Tenant shall reimburse Landlord for Landord's costs of fabricating and erecting any such sign or for including Tenants' name on any sign or directory of tenants of the Building within thirty (30) days after being billed therefor by Landlord.

     20.16 USE OF LOADING DOCK AND COMMON AREA.

     Tenant shall use and cause all employees, agents, invitees and licensees to use the common areas of the Building and Real Estate, including, but without being limited to, the sidewalks, driveways and parking lot on the Real Estate and the loading dock and common hallway area in the Building, in such a manner as to prevent disruption of other tenants and Landlord. The exterior door(s) serving the common loading dock and Tenant's exterior overhead doors will be kept open only so long as is necessary to accomplish loading and unloading of any particular shipment or item. No vehicles or material shall be permitted to block sidewalks or driveways nor shall any vehicle be parked in the parking lot for longer than is necessary for the customary business purposes of Tenant. All vehicles using the loading dock shall unload in an expedient manner and Tenant shall not store materials in the dock or common hallway nor delay, in the course of delivery, the removal of material from the dock and common hallway. If, after notice to Tenant by Landlord, of a violation of this Section, Tenant fails to promptly cure such violation, or if, after repeated notices to Tenant of violations of this Section, whether or not promptly cured, Landlord may remove such vehicles or material as are in violation of this Section and Tenant shall pay Landlord's expenses in connection therewith, on demand. Landlord shall have no responsibility for loss or damage to such vehicles or material, it being understood that the removal is at Tenant's sole risk.

     20.17 LANDLORD'S EXPENSES.

     Tenant agrees to pay on demand Landlord's expenses, including reasonable attorneys' fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant as provided in Section 20.2, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's approval or consent to any action of Tenant which may be desired by Tenant or required of Tenant hereunder. Landlord shall pay Tenant's reasonable costs, including reasonable attorney's fees and court costs, incurred in connection with litigation concerning the Lease or the Premises if Tenant is the prevailing party.

     20.18 EXECUTION OF LEASE BY LANDLORD.

     The submission of this document for examination and negotiation does not constitue an offer to lease, or a reservation of, or option for, the Premises and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and by Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and contitions herein contained, which offer may not be revoked for thirty (30) days after such delivery. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein.

     20.19 LANDLORD PERFORMANCE.

     If Landlord or Tenant (the "First Party") fails to perform timely any of the terms, covenants and conditions of this Lease to be performed, and such failure is due in whole or in part to any strike, lockout, labor trouble, civil, disorder, inability to procure materials or labor, failure of power, restrictive governmental orders, laws or regulations, riots, insurrections, war, fuel or energy shortages, accidents, casualties, acts of God, acts caused directly or indirectly by the other party (or its agents, employoees, contractors, licensees or invitees) or any other cause beyond the reasonable control of the First Party, then the First Party shall not be deemed in default under this Lease as a result of such failure. This Ection 20.19 shall not apply to Tenant's monetary obligations under this Lease or Tenant's obligation to obtain and maintain insurance under this Lease.

     20.20 MORTGAGEE PROTECTION.

     Tenant agrees to give any holder of any mortgage or trustee deed, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing of the address of any such holder. Tenant further agrees that if Landlord shall have failed to cure such default within twently (20) days after such notice to Landlord (or, if such default cannot be cured within such time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the steps necessary to cure such default) then the notified holder shall have the right but not the obligation to cure or correct such default within such time as may be necessary to cure or correct such default, including any tiem necessary to obtain possession if possession is necessary to cure or correct such default, Until the time allowed, as aforesaid, for the notified holder top cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

     20.21 COMPLIANCE WITH ENVIRONMENTAL LAWS.

     Tenant, at its sole cost and expense, shall comply with all laws, statutes, ordinances, rules and regulations (collectively "Environmental Laws") of any governmental authority ("Agency") having jurisdiction respecting environmental matters including but not limited to environmental regulations, pollution control, abatement and remediation and toxic or hazardous materials, products, substances or wastes of any kind or nature. Tenant shall not introduce or bring onto or make, produce, handle, store, process or transfer in, on or at the Com plex, the Building or Premises any type of toxic or hazardous material or product or any such material or product which could become toxic or hazardous without Landlord's prior written consent which may be withheld for any reason in Landord's sole judgement and discretion. Landlord and its employees and representatives shall have access to the Premises and to the books and records of the Tenant and any occupant of the Premises claiming under the Tenant for the purpose of ascertaining the nature of the activities being conducted thereon and to determine the type, kind and quantity of all products, materials and substances brought onto the Premises or made, produced, handled, stored, processed or transferred thereon. Tenant and all occupants of the Premises claiming under Tenant shall provide to Landlord duplicate counterparts of all shcedules, correspondence, permits, agreements, notices and other documents of all types and kinds when filed or proveded to an Agency or otherwise received from any Ageny. Landlord and its agents, contractors and representatives shall have the right to: (i) take samples in quantity sufficient for scientific analysis of all products, materials and substances present on the Premises including, but not limited to, samples of products, materials or substances brought onto or made, produced, handled, stored, processed or transferred on the Premises by the Tenant or an occupant claiming under Tenant or otherwise present on the Premises; and (ii) enter into and upon the Premises in the event of any violation of any Environmental Laws for purposes of (a) assessing the damage caused to the Premises by virtue of such violation, and (b) repairing or replacing or causing the repair and replacement of those portions of the Premises damaged as a result of the violation of said Environmental Laws, all of which costs incurred for subsection (a) and (b) shall be deemed Direct Pay Items hereunder. And, further, notwithstanding any provision of this Lease, the Environmental Laws or judicial decisions to the contrary, with reference to any assignment, subletting, grant of license, concession or any other permission to use the Premises by any person other than Tenant, Landlord shall have the right to withhold Landlord's consent thereto if, in Landlord's sole judgment and discretion, the assignee, subtenant, licensee, concessionaire or such other person is not capable of performing or is not sufficiently qualified to perform in accordance with requirements of this paragraph. Any assignment, sublease, licenses, or other permission to use the Premises from which Landlord withholds its consent as provided in this paragraph, shall be voidable at the Landlord's sole option. Tenant shall indemnify, defend and hold Landlord, its beneficiaries, agents, employees and all parties claiming by, through or under Landlord harmless from and against any and all claim, loss, costs, damage or liability arising directly or indirectly from any violation of Environmental Laws or this provision. Tenant's obligations hereunder shall survive the termination of this Lease.

     20.22 QUIET ENJOYMENT.

     So long as Tenant is not in default under the covenants and agreements of this Lease, Tenant's quiet and peaceful enjoyment of the Premises shall not be disturbed or interfered with by Landlord or any person claiming by, through or under Landlord.

     20.23 EXCULPATORY CLAUSE.

     This Lease is executed by American National Bank and Trust Company of Chicago, not personally but as Trustee as aforesaid, in the exercise of power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated September 6, 1985, and known as Trust No. 65453 at said Bank. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property or said Trust, and that all personal liability of said Trustee (and said beneficiaries, to the extent permitted by law), of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of the indebtedness or liability accruing hereunder shall look solely to the trust estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. If is further understood and agreed that the said Trustee has no agents or employees and merely holds naked title to the property herein described and has no control over the management thereof or the income therefrom and has no knowledge respecting rentals, leases or other factual matter with respect to said premises, except as represented to it by the beneficiary or beneficiaries of said Trust.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

                                       LANDLORD:

                                       AMERICAN NATIONAL BANK AND
ATTEST:                                TRUST COMPANY OF CHICAGO, as
                                       Trustee, as aforesaid

By: /s/ ILLEGIBLE                      By:  /s/ ILLEGIBLE
   -----------------------------          --------------------------------
    Assistant Secretary                   Its:
                                              ----------------------------
                                       TENANT:

ATTEST:                                NEOMEDIA TECHNOLOGIES, INC.,
                                       A DELAWARE CORPORATION

BY:                                    By: /s/ DAN TRAMPEL  3/10/97
   ----------------------------           --------------------------------
                                               Dan Trampel
                                          Its: Sr. Vice President of Sales
                                              ----------------------------

                                   EXHIBIT A


    [GRAPHIC REPRESENTS A LAYOUT OF ENTIRE FACILITY SHOWING PREMISES LEASED]

                                   EXHIBIT B


         [GRAPHIC REPRESENTS A DETAILED LAYOUT SHOWING PREMISES LEASED]

                    RIDER# 1 TO LEASE DATED FEBRUARY 25,1997,
                         BETWEEN AMERICAN NATIONAL BANK
              AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST
                            NO. 65453, LANDLORD, AND
                      NEOMEDIA TECHNOLOGIES, INC., TENANT,
                       OF PREMISES AT 2150 WESTERN COURT,
                                 LISLE, ILLINOIS

21.0 BASE RENT DURING TERM

Commencing on the Commencement Date the Base Rent expressed in annual and monthly amounts shall be paid pursuant to the terms of this Lease in the amounts and within the dates set forth as follows:

LEASE                                        ANNUAL        MONTHLY
YEAR    DATES FOR LEASE YEAR                BASE RENT      BASE RENT
----    --------------------                ---------      ---------

1       May 1, 1997 thru April 30, 1998     $66,550.00     $5,545.83
2       May 1, 1998 thru April 30, 1999     $68,546.50     $5,712.21
3       April 1, 1999 thru March 31, 2000   $70,602.90     $5,883.57

21.1 LANDLORD'S WORK

Landlord shall paint and carpet the Premises and perform the work ("Landlord's Work") provided for in the attached plan labelled Exhibit B, which plan Landlord may modify to comply with any requirements of local governmental or inspecting authorities.

Landlord shall proceed diligently to cause Landlord's Work to be substantially completed on or before the Commencement Date specified in Section 1.1 hereof, subject to delay because of changes, deletions or additions in construction requested by Tenant, delays caused by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the control of Landlord. As used herein, "substantial completion" shall mean that most of Landlord's Work has been completed so that Tenant may occupy the Premises for the purposes set forth in
Section 3.0, subject to "punch list" items which do not materially interfere with Tenant's occupancy for such purposes; provided, however, Landlord's Work shall be deemed substantially completed at such time as Landlord's Work would have been substantially completed but for Tenant changes, additions or deletions in Landlord's Work or other delay caused by Tenant. Landlord shall notify Tenant as soon as Landlord's Work is substantially completed. Within fifteen (15) days after Landlord's notice, Landlord and Tenant shall prepare a list of "punch list" items which remain to be completed. If there is a dispute as to whether or not the Premises are substantially completed, the dispute shall be resolved by the architect who prepared the plans and specifications.

Taking of possession of the Premises by Tenant or failure by Tenant to notify Landlord of any defects in Landlord's Work within thirty (30) days after Landlord's notice of substantial completion, if Tenant fails to take possession within such thirty (30) day period, shall be deemed conclusively to establish that the Premises have been completed in accordance with the plans and specifications, except for any agreed "punch list" items.

21.2 TENANT IMPROVEMENT ALLOWANCE:

All Landlord's Work and plans and specifications shall be performed at Landlord's direction and control and at Landlord's cost up to a maximum allowance ("Allowance") of $30,250.00, which is the product of $5.00 per square foot multiplied by the Rentable Area of the Premises.

Any and all costs and expenses for Landlord's Work in excess of the amount to be paid by Landlord as provided herein shall be the responsiblity of Tenant and Tenant shall reimburse Landlord therefor at such time as Landlord determines that the cost of the Landlord's Work will exceed the Allowance.

To the extent that the cost of the Landlord's Work is less than the Allowance, the Landlord will pay the difference to the Tenant within 30 days after Tenant takes occupancy.

21.3 USE OF PARKING SPACES

The Landlord may prepare a parking plan designating where within the parking areas on the Real Estate the Tenant's employees, agents, customers, and visitors shall park. If the Landlord does prepare such a parking plan, the Tenant hereby agrees to cause its employees, agents, customers and visitors to park in those spaces designated by the Landlord as the Tenant's parking spaces.

The Tenant Parking set forth as such parking plan shall be reasonably accessible to the various entrances to the Premises.

 21.4 ALLOCATION OF REAL ESTATE TAXES

Notwithstanding the provisions of Section 2. 1 (a) and the provisions of Article V, if the assessed valuation of the Real Estate or the tax rate or the real estate taxes imposed against the Real Estate can be allocated to the Premises and/or the Tenant's occupancy of the Premises, then the Tax Adjustment will be based on such allocations.

21.5 INTERPRETATION OF RIDERS

In the event of any inconsistency or language to the contrary between the provisions of the Riders and the provisions of the printed portions or changes to the printed portions of the Lease and the conditions and stipulations thereto, the terms of the Riders shall be controlling. The Lease, the conditions and stipulations thereto, and the Riders, constitute the entire agreement between the parties relating to the transaction contemplated hereby and are collectively referred to herein as the "Lease". No modification or amendment of this Lease shall be valid unless the same is in writing and is executed by the party against which enforcement of such modifications or agreement is sought.

                                  LANDLORD:
                                  AMERICAN NATIONAL BANK AND TRUST
                                  COMPANY OF CHICAGO, as Trustee, as
ATTEST:                           aforesaid


By:/s/ ILLEGIBLE                  By: /s/ ILLEGIBLE
  -------------------------         -----------------------------
   Assistant Secretary               Its: Vice President
                                         ------------------------


                                  TENANT:

                                  NEOMEDIA TECHNOLOGIES, INC., a
ATTEST:                           Delaware corporation

By:                               By: /s/ DAN TRUMPEL  3/10/97
   ------------------------          --------------------------------
                                          Dan Trumpel
                                     Its: Sr. Vice President of Sales

                              LISLE BUSINESS CENTER
                                 LISLE, ILLINOIS

                              RULES AND REGULATIONS

     1. ACCESS TO BUILDINGS: Landlord may from time to time establish security controls for the purpose of regulating access to the common areas of the Buildings. The Tenant shall abide by all such security regulations so established. Notwithstanding the foregoing, each Tenant shall have access to its demised premises at all times.

     2. PROTECTINIG PREMISES: Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises.

     3. LARGE Articles: Furniture, freight and other large or heavy articles may be brought into the Buildings only at times and in the manner (including the loading area) designated by Landlord, and always at the Tenant's sole responsibility. All damage done to the Building by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant. Tenant shall be responsible for the location and security of such furniture, freight or articles.

     4. SIGNS: Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, merchandise, name, notice, lettering or direction on any part of the outside or inside of the Buildings, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing and as may be in accordance with any sign criteria established by Landlord. Landlord reserves the right to remove at Tenant's expense all matter other than that above provided for without notice to Tenant.

     5. ADVERTISING: Tenant shall not in any manner use the name of the Building or use any picture or likeness of the Building, or the name "LISLE BUSINESS CENTER" in any letter heads, envelopes, circulars, notices, advertisements' containers or wrapping material for any purpose other than identification of the location of Tenant's business without Landord's express consent in writing.

     6. COMPLIANCE WITH LAWS: Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, with respect to the Premises or the Buildings and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises or the Buildings which directly or indirectly is forbidden by law, ordinance, governmental regulation or order or direction of applicable public authority, or which may be dangerous to person or property.

     7. HAZARDOUS MATERIALS: Tenant shall not use or permit to be brought into the Premises, the Complex or the Buildings any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements or any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall invalidate or increase the rate of insurance on the Complex or Buildings, its appurtenances, contents or operation.

     8. DEFACING PREMISES AND OVERLOADING: Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind (other than Tenant's merchandise inside its store) on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof is approved by the Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Buildings or any public corridors therein bringing in or removing any large or heavy articles, and the Landlord may direct and control the location of safes and all other heavy articles and, if considered necessary by Landlord, require supplementary supports at the expense of the Tenant of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

     9. OBSTRUCTION OF PUBLIC AREAS: Tenant shall not take or permit to be taken in or out of other entrances of the Buildings, any item normally taken in or out through service doors; and Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything, in, or obstruct in any way, any sidewalk, court, passageway, entrance, or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety and security of the Building and its occupants. No Tenant and no employee, contractor, agent, licensee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord or its agents, employees, licensees or invitees.

     10. KEYS AND ADDITIONAL LOCKS: Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. Landlord will provide two keys for the Premises to Tenant. Additional keys shall be at the expense of Tenant. Tenant shall notify Landlord of the number of keys so made. Upon termination of this lease or of the Tenant's possession, the Tenant shall surrender all keys to the Premises and all keys of offices, rooms and toilet rooms which have been furnished the Tenant or which the Tenant shall have made, and in the event of loss of any keys so furnished, Tenant shall pay Landlord therefor.

     11. COMMUNICATION OR UTILITY CONNECTIONS: If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the approval of Landlord, and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a substantial amount of electrical current without the advance written consent of the Landlord, and the Tenant shall ascertain from the Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants of the Buildings, and shall not in any event connect a greater load than such safe capacity.

     12. MANAGEMENT OFFICE: Service requirements of Tenant will be attended to only upon application at the office of the Management Agent for the Buildings. Employees of Landlord shall not perform any work or do anything outside of their duties unless under special instructions from the Landlord.

     13. OUTSIDE SERVICES: No person employed by Tenant or its contractors shall be used to perform janitor work, window washing, cleaning, decorating, repair or other maintenance work in the Premises, if the same shall create disharmony or labor unrest in connection with any labor agreements to which Landlord or its contractors may be subject.

     14. TOILET ROOMS: The toilet rooms, urinals, wash bowls and the other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, contractors, agents, licensees or invitees, shall have caused it.

     15. INTOXICATION: Landlord reserves the right to exclude or expel from the complex or the Buildings any person, who in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of any of the rules and regulations of the building.

     16. NUISANCES AND CERTAIN OTHER PROHIBITED USES: Tenant shall not (i) conduct itself or permit its employees, licensees, contractors, agents or invitees to conduct themselves in a manner inconsistent with the comfort or convenience of other tenants or the first class character of the Buildings, (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning apparatus in or about the Premises except as authorized in writing by Landlord, (iii) carry on any business in or about the Complex, the Premises or Building or sell any article, thing or service except those ordinarily embraced within the permitted use of the Premises specified in Section 3, (iv) use the Premises for housing, lodging or sleeping purposes, (v) permit preparation or warming of food brought into the Premises, except that Tenant shall have the right to install and use a small microwave oven and a small refrigerator in a portion of the Premises set aside for such use provided that such equipment and space is at Tenant's sole expense and no nuisance from refuse, noise, smoke or odor results, (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Buildings other than the inside of the Premises, (vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the premises, (viii) use any illumination or power for the operation of any equipment or device other than electricity, (ix) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Buildings or elsewhere, (x) bring or permit to be in the Buildings any bicycle or other vehicle, or dog (except in the company of a blind or deaf person) or other animal or bird, (xi) make or permit any objectionable noise or odor to emanate from the Premises, (xii) disturb, solicit or canvass any occupant of the Buildings, (xiii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Complex or the Buildings, or (xiv) throw or permit to be thrown or dropped any article from any window or other opening in the Building.

     17. ROOM TO ROOM CANVASS: The Tenant shall not make any room-to-room canvass to solicit business from other Tenants or occupants of the Complex or the Buildings and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein.

     18. WASTE: The Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Complex and the Buildings' heating and air conditioning.

     19. AMENDMENTS: Landlord, from time to time, may promulgate amendments, modifications and additions to these Rules and Regulations. The Tenant agrees to comply with such amendments, modifications and additions upon notice of promulgation of same by or from Landlord.